   PIONEER TAX-FREE INCOME FUND
          60 State Street
    Boston, Massachusetts 02109

OFFICERS                     TRUSTEES
JOHN F. COGAN, JR.           JOHN F. COGAN, JR.
Chairman and President       RICHARD H. EGDAHL, M.D.
DAVID D. TRIPPLE             MARGARET B. W. GRAHAM
Executive Vice President     JOHN W. KENDRICK                       Pioneer Logo
MARK L. WINTER               MARGUERITE A. PIRET
Vice President               DAVID D. TRIPPLE
WILLIAM H. KEOUGH            STEPHEN K. WEST
Treasurer                    JOHN WINTHROP
JOSEPH P. BARRI                                           Pioneer Tax-Free
Secretary                                                 Income Fund

                                                          ANNUAL REPORT
                                                          DECEMBER 31, 1995

INVESTMENT ADVISER           LEGAL COUNSEL
PIONEERING MANAGEMENT        HALE AND DORR
CORPORATION

PRINCIPAL UNDERWRITER        SHAREHOLDER
PIONEER FUNDS                SERVICES AND
DISTRIBUTOR, INC.            TRANSFER AGENT
                             PIONEERING SERVICES
CUSTODIAN                    CORPORATION
BROWN BROTHERS               60 State Street
HARRIMAN & CO.               Boston, Massachusetts
                             02109
INDEPENDENT PUBLIC
ACCOUNTANTS
ARTHUR ANDERSEN LLP

---------------------------------------------------------------------
    Please call Pioneer for information on:
    Existing accounts, new accounts, prospectuses,
    applications, and service forms................ 1-800-225-6292
    Fund yields and prices......................... 1-800-225-4321
    Toll-free fax.................................. 1-800-225-4240
    Retirement plans............................... 1-800-622-0176
    Telecommunications Device for the Deaf (TDD)... 1-800-225-1997
---------------------------------------------------------------------

When distributed to persons who are
not shareowners of the Fund, this
report must be accompanied by an
official prospectus, which discusses
the objectives, policies and other
information concerning the Fund.




0296-3000
[COPYRIGHT] Pioneer Funds Distributor, Inc.

DEAR SHAREOWNERS,
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund completed its 19th fiscal year on December 31, 1995. A healthy investing environment of low inflation, slow economic growth and favorable interest rates translated into impressive results for the bond market throughout the year. Your Fund, too, performed well, providing shareowners with a positive total return and competitive income stream.

                           HOW YOUR FUND PERFORMED

For the year ended December 31, 1995, we report the following results:
- CLASS A SHARES -- The Fund paid shareowners daily dividends totaling $0.643 per share, and a capital gains distribution of $0.0875 per share. On December 31, 1995, the 30-day yield was 4.23%(1). Net asset value stood at $12.36 per share, versus $11.24 a year ago. The Fund's total return for the year was 16.84% based on net asset value and 11.57% based on maximum public offering price. Total return assumes the reinvestment of all distributions at net asset value.

- CLASS B SHARES -- The Fund paid shareowners daily dividends totaling $0.336 per share, and a capital gains distribution of $0.0875 per share, since its introduction on April 28, 1995. On December 31, the 30-day yield was 3.70%(1). Net asset value was $12.31 per share on December 31, versus its opening share price of $11.81. Your Fund's total return was 7.94% assuming shares were held throughout the period, and 3.94% assuming shares were redeemed on December 31 and the maximum contingent deferred sales charge of 4.0% was deducted.

In comparison, the Lehman Brothers Municipal Bond Index returned 17.46% for the one-year period, and the 225 general municipal bond funds tracked by Lipper Analytical Services gained an average of 16.84%.

Because Pioneer Tax-Free Income Fund's income is free from federal taxation, its yield compares favorably with taxable bonds on an "after-tax" basis. The Fund's 4.23% yield on Class A shares, and 3.70% yield on Class B shares, would be equal to these taxable yields:

                          TAXABLE
                     EQUIVALENT YIELD
                ---------------------------
TAX BRACKET     CLASS A             CLASS B
-----------     -------             -------
   39.6%         7.00%               6.13%
   36.0%         6.61%               5.78%
   31.0%         6.13%               5.36%

                    AN EXCEPTIONAL YEAR FOR BOND INVESTORS

Performance in the United States bond market was impressive for much of 1995, making it an especially rewarding year. The stronger results came on the heels of a tumultuous 1994, when concerns about inflation and the increasing pace of economic growth caused the Federal Reserve (the Fed) to initiate a series of hikes in short-term interest rates. This strategy of raising rates, while triggering a severe decline in bond prices throughout 1994, ultimately proved successful in 1995 as a number of important indicators pointed to a slower-growing economy and inflation remained low. Even the Fed's additional increase in February added enthusiasm to the bond market; investors saw the hike as an indication of the Fed's resolve to keep inflation low and prevent the economy from moving forward too quickly. Indeed, signs of a slowing economy began to surface, sending long-term interest rates lower and creating an optimistic climate for investing.

To keep the economy from slowing too significantly, the Fed began to lower the federal funds rate later in the year -- on July 6 and December 19. Investors again viewed the Fed's actions favorably, further fueling the bond market's positive momentum. Volatility did exist, however, particularly during the latter half of the fiscal year, due primarily to the heightening debate about the federal budget. While events in Washington, DC show promise for a balanced budget, concerns surfaced about how soon an agreement might be reached, triggering some temporary declines.


(1)Yield is based on a standard formula prescribed by the Securities and Exchange Commission.

--------------------------------------------------------------------------------

The municipal bond market also performed strongly for the year. Results generally tracked those of the taxable bond market, although at times municipals moved at a slower pace due to uncertainty about changes in tax rates and credits. Of course, periods of underperformance made municipal securities extremely inexpensive relative to Treasury investments, creating attractive buying opportunities for investors. This, along with a 10% decline in new issuance in 1995 versus 1994, helped demand and prices move higher.

                     HOW PIONEER MANAGED YOUR INVESTMENT

Pioneer Tax-Free Income Fund invests for a high level of current income exempt from federal income taxes. All portfolio holdings have a rating of A or better; as of December 31, the average quality rating of the Fund's investments stood at AA. We increased the Fund's weighting in the highest-rated issues -- AAA -- during the period, to 43% of the portfolio, versus 30% one year ago. This strategy proved beneficial; the difference narrowed between yields on bonds of various qualities over the course of the year, which meant that investors were not adequately rewarded in terms of yield for taking on the additional credit risk involved with lower-quality issues. At the end of the fiscal year, your Fund's portfolio was diversified among 173 issues from 40 states.

Throughout the year, your management selected bonds we expect will improve the overall quality of the portfolio. We looked for issues with solid credit ratings and focused particularly on high coupons, as opposed to bonds selling at a deep discount. We sold a number of bonds with call provisions and replaced them with noncallable investments that issuers cannot redeem, or "call," prior to maturity or a pre-set date (which deprives investors of future income and potential gains). Your management also took a conservative strategy in regard to the Fund's average life, which shortened to 10 years on December 31, from just under 14 years one year ago. We think the shortened average life makes sense since it should make the Fund less sensitive to interest rate swings. We also expect our conservative position will be successful in maintaining the Fund's share price and income stream in the current economic and interest rate climate. Of course, in order to keep the Fund's income stream competitive, we plan to maintain a solid footing in longer-maturity securities.

The accompanying charts show the Fund's maturity structure and quality distribution at the period's end.

                         EFFECTIVE PORTFOLIO MATURITY
                          (as of December 31, 1995)

                          Years                 Percent
                          -----                 -------
                          20+                     12%
                          10-20                   16%
                           7-10                   28%
                           5- 7                   15%
                           2- 5                   19%
                           0- 2                   10%

                              PORTFOLIO QUALITY
                          (as of December 31, 1995)

                          A                       33%
                          AA                      23%
                          AAA                     43%
                          Short-Term
                          Cash Equivalents         1%

                                LOOKING AHEAD

Bond investors will not soon forget the past year. The strong results in 1995 came as a huge relief to those who were in the market in 1994. While the past two years' extreme

--------------------------------------------------------------------------------

results -- both negative and positive -- are unusual, they nonetheless illustrate how investing for the long term can help one ride out market turbulence.

Moving into 1996, concerns exist about the ability of politicians to put together and pass a credible, balanced budget. For municipal bond investors, an additional topic remains the so-called flat tax. While such an initiative may not be enacted, some shifting of tax rates could occur. Discussions and debate undoubtedly will remain in the forefront given the election year, although it's unlikely that any definitive action will be taken on tax reform before November. Naturally, we will continue to monitor progress on these issues.

Tax reform aside, with slow economic growth expected over the near term, the overall bond market looks quite healthy to us. We are confident that municipal bonds will continue to play a significant role for investors, especially given their recent value and limited supply. We think the Fund's conservative positioning not only should help minimize the effects of interest rate changes, but its high-quality holdings should be better able to cope with a weaker economy than lower-quality investments. We are confident our strategy will offer shareowners solid long-term performance.

Please read on through the following pages, which provide the Fund's audited Schedule of Investments and financial statements as of December 31, 1995. If you have any questions about your investment in Pioneer Tax-Free Income Fund, contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer Tax-Free Income Fund

                       GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer Tax-Free
Income Fund Class A shares at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


                    PIONEER TAX-FREE INCOME FUND CLASS A:
                         AVERAGE ANNUAL TOTAL RETURNS
                          (AS OF DECEMBER 31, 1995)
        Class A Shares          Net Asset Value         Public Offering Price*
        --------------          ---------------         ----------------------
        Life-of-fund(1/18/77)        6.94%                     6.68%
        10 Years                     9.25                      8.75
        5  Years                     8.61                      7.62
        1  Year                     16.84                     11.57

                           [ Line Graph included ]
                              Pioneer Tax Free Income   Lehman Municipal Bond
                                       Fund A                   Index
            1/1/86                     $9,550                $10,000
                                      $10,519                $10,945
          12/31/86                    $11,714                $11,932
                                      $11,297                $11,889
          12/31/87                    $11,531                $12,111
                                      $12,174                $12,770
          12/31/88                    $12,944                $13,342
                                      $13,831                $14,226
          12/31/89                    $14,254                $14,782
                                      $14,634                $15,194
          12/31/90                    $15,309                $15,859
                                      $15,901                $16,564
          12/31/91                    $17,221                $17,784
                                      $17,938                $18,513
          12/31/92                    $18,724                $19,352
                                      $20,175                $20,728
          12/31/93                    $21,155                $21,729
                                      $20,065                $20,768
          12/31/94                    $19,806                $20,606
                                      $21,676                $22,594
          12/31/95                    $23,140                $24,203

    The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer Tax-Free
Income Fund Class B shares, compared to the growth of the Lehman Brothers
Municipal Bond Index.


                    PIONEER TAX-FREE INCOME FUND CLASS B:
                         AVERAGE ANNUAL TOTAL RETURNS
                          (AS OF DECEMBER 31, 1995)
        Class B Shares          If Held                If Redeemed*
        --------------          -------                ------------
        Life-of-fund(4/28/95)   7.94%                     3.94%

                           [ Line Graph included ]

                              Pioneer Tax Free Income   Lehman Municipal Bond
                                       Fund B                   Index
           4/28/95                    $10,000                $10,000
                                      $10,230                $10,319
           6/30/95                    $10,155                $10,229
                                      $10,198                $10,326
                                      $10,302                $10,457
           9/30/95                    $10,363                $10,523
                                      $10,501                $10,676
                                      $10,677                $10,853
          12/31/95                    $10,394                $10,957


    The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  * Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995

               S & P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                   Value
-----------------------------------------------------------------------------------

                          INVESTMENT IN TAX-EXEMPT
                          SECURITIES -- 99.3%+

                          ALABAMA -- 0.4%
$2,250,000     AA/Aa      Alabama Special Care Facilities
                            Finance Authority Revenue, 5.0%, 2025.....  $ 2,070,000
                                                                        -----------
                          ALASKA -- 1.6%
 2,330,000     AAA/Aaa    Alaska Muni Bond Bank, 7.0%, 2005...........  $ 2,702,800
 5,000,000     AAA/Aaa    Alaska State Housting Finance Corp.,
                            Series A, 5.875%, 2030....................    5,118,750
                                                                        -----------
                                                                        $ 7,821,550
                                                                        -----------
                          ARIZONA -- 1.4%
 5,000,000     AA/A1      Arizona State University Revenue,
                            Series A, 5.5%, 2019......................  $ 5,031,250
 1,500,000     AAA/Aaa    Kyrene School District, 6.0%, 2014..........    1,560,000
                                                                        -----------
                                                                        $ 6,591,250
                                                                        -----------
                          COLORADO -- 0.9%
 1,500,000     AAA/Aaa    Adams County School District #12
                            General Obligation, Series A, 0%, 2009....  $   693,750
 1,000,000     NR/Aa      Colorado Housing Finance Authority,
                            Series C-2, 7.45%, 2017...................    1,087,500
 1,275,000     AA/Aa      Colorado Springs Utilities Revenue,
                            6.0%, 2020................................    1,337,156
 1,250,000     AA/Aa      Colorado Water Resources, 5.8%, 2012........    1,326,562
                                                                        -----------
                                                                        $ 4,444,968
                                                                        -----------
                          DELAWARE -- 1.2%
 1,590,000     AAA/Aaa#   Dover Electric Authority Revenue,
                            7.0%, Prerefunded, 2000*..................  $ 1,792,725
 1,865,000     AAA/Aaa    State of Delaware Economic Development
                            Authority Revenue, 7.3%, 2014.............    2,074,812
 1,710,000     NR/A1      State of Delaware Housing Authority
                            Revenue, 6.45%, 2013++....................    1,805,063
                                                                        -----------
                                                                        $ 5,672,600
                                                                        -----------
                          FLORIDA -- 5.0%
 5,000,000     AAA/Aaa    Dade County General Obligation,
                            12.0%, 2001...............................  $ 6,918,750
 2,320,000     AAA/Aaa    Dade County Water & Sewer System
                            Revenue, 5.5%, 2015.......................    2,349,000
 2,000,000     AAA/Aaa    Hillsborough County Airport Revenue,
                            5.375%, 2023..............................    1,942,500
 5,000,000     AA/Aa3     Hillsborough County Industrial
                            Development Authority, 8.0%, 2022.........    6,000,000
 4,000,000     AA+/NR     Jacksonville Health Facilities
                            Authority Hospital Revenue, 6.75%, 2013...    4,350,000
 2,250,000     AAA/Aaa    St. John's River Management District
                            Land Acquisition Revenue, 5.125%, 2012 ...    2,213,438
                                                                        -----------
                                                                        $23,773,688
                                                                        -----------
                          GEORGIA -- 1.9%
 2,150,000     AAA/Aaa    Appling County Development Authority
                            Revenue, 7.15%, 2021......................  $ 2,399,937
 1,000,000     A+/A3      Monroe County Development Authority
                            Pollution Control Revenue, 6.8%, 2012.....    1,133,750
 5,300,000     AAA/Aaa    Monroe County Development Authority
                            Pollution Control Revenue, 6.25%, 2019....    5,538,500
                                                                        -----------
                                                                        $ 9,072,187
                                                                        -----------
                          IDAHO -- 0.6%
 2,500,000     NR/A       University of Idaho Revenue,
                            Series B, 6.625%, 2016....................  $ 2,765,625
                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

              S & P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                        Value
---------------------------------------------------------------------------------------
                        ILLINOIS -- 8.7%
$6,400,000   AA-/Aa2    Bryant Illinois Pollution Control
                          Revenue, 5.9%, 2023.......................        $ 6,600,000
 3,700,000   AA-/Aa3    Chicago Gas Supply Revenue, 8.1%, 2020                4,204,125
 2,250,000   NR/A2      Illinois Development Finance Authority,
                          6.75%, 2016...............................          2,410,312
 5,125,000   AA/Aa1     Illinois Education Facilities Authority
                          Revenue, Northwestern University,
                          5.375%, 2021..............................          5,118,594
 1,145,000   A+/A1      Illinois Housing Development Authority
                          Revenue Multi-Family Housing,
                          Series A, 7.0%, Prerefunded, 2021*........          1,368,275
 9,000,000   A+/A       Illinois Metropolitan Pier & Exposition
                          Authority State Tax Revenue,8.5%, 2006....         11,531,250
 4,100,000   A+/A       Illinois Metropolitan Pier & Exposition
                          Authority State Tax Revenue,6.5%, 2027....          4,330,625
 6,000,000   A+/A1      Illinois State Toll Highway Authority
                          Revenue, Series A, 5.75%, 2017............          6,075,000
                                                                            -----------
                                                                            $41,638,181
                                                                            -----------
                        INDIANA -- 3.4%
 2,000,000   A+/A1      Fisher Economic Development Water
                          Facilities Revenue, 7.875%, 2019..........        $ 2,150,000
   750,000   A/NR       Indiana Bond Bank State Revolving Fund,
                          6.75%, 2017...............................            827,813
   345,000   NR/Aaa     Indiana Housing Finance Authority
                          Revenue, Series A, 8.5%, 2012.............            356,133
 1,890,000   A+/A1      Indiana State Office Building
                          Commission Correctional Facilities
                          Revenue, 6.4%, 2011.......................          2,017,575
 6,055,000   A+/A1      Indianapolis Economic Development Water
                          Facilities Revenue, 7.875%, 2019..........          6,486,419
 1,400,000   A+/NR      Indianapolis Local Public Improvement
                          Board Revenue, 6.75%, 2014................          1,578,500
 1,000,000   A+/A       Lawrence Township Metropolitan School
                          District Revenue, 6.75%, 2013.............          1,153,750
 2,000,000   AAA/Aaa    Marion County Convention & Recreational
                          Facilities Authority Revenue,
                          5.5%, 2021................................          1,995,000
                                                                            -----------
                                                                            $16,565,190
                                                                            -----------
                        IOWA -- 0.4%
 1,000,000   NR/A       Iowa Finance Authority Revenue,
                          5.5%, 2009................................        $ 1,051,250
 1,000,000   NR/A       Iowa Finance Authority Revenue,
                          5.55%, 2010...............................          1,055,000
                                                                            -----------
                                                                            $ 2,106,250
                                                                            -----------
                        KENTUCKY -- 1.4%
 1,000,000   AA/Aa2     Jefferson County Pollution Control
                          Revenue, 5.625%, 2019.....................        $ 1,008,750
   660,000   A/A        Kenton County Airport Board Revenue,
                          8.75%, 2015...............................            704,550
 1,095,000   AAA/Aaa    Kenton County Water District #1,
                          5.8%, 2015................................          1,145,644
 2,010,000   AAA/Aaa    Kenton County Water District #1,
                          5.875%, 2019..............................          2,105,475
 1,085,000   AAA/Aaa    Louisville & Jefferson County Sewer
                          District Revenue, Series B,
                          5.5%, 2023................................          1,087,712
   495,000   AA-/A      University of Kentucky Community
                          College Building Revenue, Series I,
                          6.4%, 2011................................            528,413
                                                                             ----------
                                                                             $6,580,544
                                                                             ----------
                        LOUISIANA -- 0.7%
 3,000,000   AAA/Aaa    New Orleans Home Mortgage Authority,
                          6.25%, Prerefunded, 2011*.................         $3,273,750
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

             S & P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                 Value
-------------------------------------------------------------------------------
                        MASSACHUSETTS -- 4.9%
$1,415,000   A-/A1      Massachusetts Bay Transportation
                          Authority Revenue, Series B,
                          5.875%, 2014............................  $ 1,460,987
 3,000,000   AAA/Aaa    Massachusetts General Obligation,
                          6.5%, 2007..............................    3,397,500
 5,000,000   A+/A1      Massachusetts Health & Educational
                          Facilities Authority Revenue,
                          Boston College, Series K, 5.25%, 2023...    4,887,500
 2,000,000   A+/A1      Massachusetts Turnpike Authority
                          Revenue, Series A, 5.0%, 2020...........    1,875,000
 5,000,000   AAA/Aaa    Massachusetts Water Resources
                          Authority Series B, 5.0%, 2025..........    4,762,500
 1,000,000   AAA/Aaa    South Essex Massachusetts Sewer
                          District Series B, 6.75%, 2013..........    1,120,000
 1,325,000   AAA/Aaa    Worcester General Obligation,
                          Series A, 6.15%, 2009...................    1,432,656
 1,440,000   AAA/Aaa    Worcester General Obligation,
                          Series A, 6.20%, 2010...................    1,549,800
 1,460,000   AAA/Aaa    Worcester General Obligation,
                          Series A, 6.25%, 2011...................    1,571,325
 1,450,000   AAA/Aaa    Worcester General Obligation,
                          Series A, 6.3%, 2012....................    1,560,563
                                                                    -----------
                                                                    $23,617,831
                                                                    -----------
                        MICHIGAN -- 0.8%
 2,000,000   AAA/Aaa    Lake Orion Schools General Obligation,
                          5.5%, 2020..............................  $ 2,010,000
 1,500,000   AA/Aa      Walled Lake School District General
                          Obligation, Series I, 6.5%, 2003........    1,606,875
                                                                    -----------
                                                                    $ 3,616,875
                                                                    -----------
                        MINNESOTA -- 3.5%
 2,000,000   AA+/Aa     Minnesota State Housing Finance Agency,
                          Series H, 6.55%, 2011...................  $ 2,157,500
   990,000   AA/A1      Minnesota State Housing Finance Agency,
                          Series A, 6.9%, 2012....................    1,058,063
 5,000,000   A/A        Northern Municipal Power Agency
                          Revenue, Series A, 7.25%, 2016..........    5,381,250
 3,000,000   NR/A       Northfield St. Olaf College
                          Revenue, 8.0%, Prerefunded, 1998*.......    3,296,250
 1,000,000   A+/A       Southern Municipal Power Agency
                          Revenue, 5.0%, 2018.....................      933,750
 4,000,000   AAA/Aaa    Spring Lake Park Independent School
                          District #16 General Obligation,
                          5.25%, 2017.............................    3,930,000
                                                                    -----------
                                                                    $16,756,813
                                                                    -----------
                        MISSOURI -- 0.7%
   500,000   AAA/Aaa    Missouri Environmental Improvement and
                          Energy Resources Authority,
                          6.05%, 2016.............................  $   529,375
 2,500,000   AAA/Aaa    Poplar Bluff School District, 5.8%,
                          2011....................................    2,584,375
                                                                    -----------
                                                                    $ 3,113,750
                                                                    -----------
                        MONTANA -- 4.1%
 1,495,000   AAA/Aaa    Forsyth Pollution Control Revenue,
                          Washington Water Power Project,
                          7.125%, 2013............................  $ 1,622,075
 2,250,000   AAA/Aaa    Forsyth Pollution Control Revenue,
                          Puget Sound Power & Light Project,
                          7.25%, 2021.............................    2,494,687
 3,000,000   AAA/Aaa    Forsyth Pollution Control Revenue,
                          Puget Sound Power & LightProject,
                          6.8%, 2022..............................    3,277,500
 3,250,000   AAA/Aaa    Forsyth Pollution Control Revenue,
                          Puget Sound Power & Light Project,
                          7.05%, 2021.............................    3,591,250
 1,690,000   AAA/Aaa    Montana State Board of Investments
                          Revenue, Workers Compensation Program,
                          6.875%, 2020............................    1,930,825
 4,310,000   AAA/Aaa    Montana State Board of Investments
                          Revenue, Workers Compensation Program,
                          6.875%, 2020............................    4,746,388

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

             S & P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                  Value
-------------------------------------------------------------------------------
                        MONTANA -- (CONTINUED)
$1,000,000   AAA/Aaa    University of Montana Revenue,
                          Series C, 5.0%, 2014...................   $   961,250
 1,000,000   AAA/Aaa    University of Montana Revenue,
                          Series C, 5.0%, 2017...................       951,250
                                                                    -----------
                                                                    $19,575,225
                                                                    -----------
                        NEBRASKA -- 8.4%
 7,850,000   A+/A1      Douglas County Hospital Authority
                          Revenue, Catholic Health Facilities,
                          7.25%, 2021............................   $ 9,086,375
 6,000,000   AAA/Aaa    Douglas County Hospital Authority
                          Revenue, Immanuel Medical Center,
                          7.0%, 2021.............................     6,690,000
 5,000,000   NR/A       Grand Island Sanitation Sewer Revenue,
                          6.0%, 2014.............................     5,256,250
 7,500,000   A/A        Hastings Electric System Revenue,
                          6.3%, 2019.............................     7,893,750
 1,000,000   AA+/Aa     Lincoln Electric System Revenue,
                          5.75%, 2016............................     1,018,750
 1,325,000   AAA/Aaa    Municipal Energy Agency of Nebraska
                          Revenue, 6.0%, 2008....................     1,432,656
 1,500,000   AAA/Aaa    Municipal Energy Agency of Nebraska
                          Revenue, 6.0%, 2017....................     1,560,000
 1,850,000   A+/A1      Nebraska Public Power District
                          Revenue, 6.25%, 2022...................     1,933,250
   890,000   A+/A1      Nebraska Public Power District
                          Revenue, 6.125%, 2015..................       932,275
 3,935,000   A+/A1      Nebraska Public Power District
                          Revenue, 5.75%, 2020...................     4,003,862
                                                                    -----------
                                                                    $39,807,168
                                                                    -----------
                        NEVADA -- 1.7%
 2,500,000   AAA/Aaa    Clark County Passenger Facility
                          Revenue, 5.75%, 2023...................   $ 2,512,500
 3,660,000   AAA/Aaa    Lyon County School District
                          General Obligation, 6.875%, 2015**.....     4,085,475
 1,260,000   AAA/Aaa    Lyon County School District
                          General Obligation, 6.8%, 2012**.......     1,409,625
                                                                    -----------
                                                                    $ 8,007,600
                                                                    -----------
                        NEW HAMPSHIRE -- 1.1%
 5,505,000   AA+/Aaa    New Hampshire Higher Education Revenue,
                          Dartmouth College, 5.375%, 2023........   $ 5,449,950
                                                                    -----------
                        NEW JERSEY -- 1.2%
 1,000,000   A/A3       New Jersey Economic Development
                          Authority Revenue, Natural Gas Project,
                          9.0%, 2017.............................   $ 1,106,250
 1,000,000   AA/A1      Rutgers State University Revenue,
                          6.4%, 2009.............................     1,091,250
 2,985,000   AAA/Aaa    Rutgers State University Revenue,
                          8.0%, Prerefunded, 1998*...............     3,298,425
                                                                    -----------
                                                                    $ 5,495,925
                                                                    -----------
                        NEW MEXICO -- 2.8%
 5,450,000   AAA/NR     Albuquerque Water & Sewer System Revenue,
                          Series A, 6.0%, Prerefunded, 2000*.....   $ 5,838,312
 1,000,000   AAA/A1     Albuquerque Airport Revenue,
                          Series B, 8.75%, 2019..................     1,071,250
 2,000,000   A+/A2      Farmington Pollution Control Revenue,
                          7.2%, 2021.............................     2,207,500
 2,180,000   AA/Aa      New Mexico Mortgage Finance Authority,
                          6.85%, 2012++..........................     2,307,188
   600,000   AA/A1      University of New Mexico Revenue,
                          5.0%, 2018.............................       576,750
 1,200,000   AAA/Aaa    University of New Mexico Revenue,
                          6.55%, 2025............................     1,306,500
                                                                    -----------
                                                                    $13,307,500
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

               S & P/
               Moody's
 Principal     Ratings
   Amount    (Unaudited)                                                                                 Value
----------------------------------------------------------------------------------------------------------------
                              NORTH CAROLINA -- 3.8%
$1,000,000     NR/AAA         Buncombe County Sewer District Revenue, 6.75%, Prerefunded, 2002*...   $ 1,146,250
 4,500,000     A+/A           Buncombe County Sewer District Revenue, 6.75%, Prerefunded, 2002*...     5,146,875
 2,000,000     AA/Aa          Charlotte-Mecklenburg Hospital Authority Revenue, 6.25%, 2020.......     2,090,000
 1,250,000     AA/Aa1         Charlotte Law Enforcement Project, 6.1%, 2015.......................     1,340,625
 1,250,000     AAA/Aaa        Cumberland County Civic Center Project, Series A, 6.4%, 2024........     1,359,375
 1,000,000     AAA/Aaa        Franklin County Certificate Participation, 6.625%, 2014.............     1,098,750
 5,980,000     A/A2           Martin County Pollution Control Authority Revenue, 5.65%, 2023......     5,905,250
                                                                                                     -----------
                                                                                                     $18,087,125
                                                                                                     -----------
                              OHIO -- 0.8%
   500,000     A+/A1          Ohio State Building Authority Revenue, 6.0%, 2008...................   $   545,625
 2,900,000     AAA/Aaa#       Solon School District General Obligation, 7.15%, Prerefunded,
                                2001*.............................................................     3,364,000
                                                                                                     -----------
                                                                                                     $ 3,909,625
                                                                                                     -----------
                              OKLAHOMA -- 3.5%
 2,520,000     AAA/Aaa        Grand River Dam Authority Revenue, 6.25%, 2011......................   $ 2,866,500
 4,700,000     AAA/Aaa        McGee Creek Authority Water Revenue, 6.0%, 2023.....................     5,158,250
 5,300,000     A+/A1          Oklahoma State Turnpike Authority Revenue, 6.125%, 2020.............     5,558,375
 2,700,000     AAA/Aaa        Sapulpa Municipal Authority Utility Revenue, 7.4%, 2010.............     2,983,500
                                                                                                     -----------
                                                                                                     $16,566,625
                                                                                                     -----------
                              OREGON -- 1.6%
 2,000,000     AAA/Aaa        Oregon Metropolitan Service District Revenue Headquarters Building,
                                6.75%, Prerefunded, 1999*.........................................   $ 2,205,000
 1,000,000     A+/A1          Portland Sewer System, Series A, 6.2%, 2012.........................     1,083,750
   550,000     AAA/Aaa        Portland International Airport Revenue, 6.75%, 2015.................       605,000
 3,250,000     A/A1           Washington County Unified Sewerage Agency Revenue, 6.2%, 2010.......     3,514,062
                                                                                                     -----------
                                                                                                     $ 7,407,812
                                                                                                     -----------
                              PENNSYLVANIA -- 1.9%
 2,500,000     AAA/Aaa        Bucks County Water & Sewer Authority, 0%, 2012......................   $ 1,021,875
 1,000,000     AA/Aa          Pennsylvania Housing Finance Agency Revenue, 8.1%, 2010.............     1,047,500
 2,500,000     AAA/Aaa        Pennsylvania State Industrial Development Revenue, 5.5%, 2014.......     2,525,000
 2,500,000     A/A1           Pennsylvania State Turnpike Commission Revenue, 6.5%, 2013..........     2,687,500
 1,500,000     AAA/Aaa        University of Pittsburgh Capital Project, Series A, 6.125%, 2021....     1,580,625
                                                                                                     -----------
                                                                                                     $ 8,862,500
                                                                                                     -----------
                              RHODE ISLAND -- 0.9%
 3,000,000     AA/Aa1         Rhode Island Health & Educational Building Corp. Revenue, Brown
                                University, 6.0%, 2020............................................   $ 3,168,750
 1,000,000     AA+/Aa         Rhode Island Housing & Mortgage Finance, 6.75%, 2017................     1,063,750
                                                                                                     -----------
                                                                                                     $ 4,232,500
                                                                                                     -----------

  The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

                S & P/
                Moody's
 Principal      Ratings
   Amount     (Unaudited)                                                                                 Value
------------------------------------------------------------------------------------------------------------------
                               SOUTH CAROLINA -- 4.5%
$ 2,400,000     A/A1           Fairfield County Pollution Control, 6.5%, 2014......................   $ 2,619,000
  2,105,000     AAA/Aaa        Hilton Head Island Public Facilities Corp., 5.75%, 2014.............     2,168,150
  3,000,000     A-/A1          Richland County Solid Waste Disposal Facilities Revenue, Union Camp
                                 Project, 7.45%, 2021..............................................     3,307,500
  1,000,000     AAA/Aaa        South Carolina Grand Strand Water & Sewer Authority, 6.375%, 2012...     1,136,250
 10,000,000     AAA/Aaa        South Carolina Public Service Authority Revenue, 6.625%,
                                 Prerefunded, 2002*................................................    11,400,000
    750,000     NR/Aa          South Carolina State Housing Finance & Development Authority
                                 Revenue, 6.2%, 2009...............................................       794,063
                                                                                                      -----------
                                                                                                      $21,424,963
                                                                                                      -----------
                               SOUTH DAKOTA -- 3.1%
  5,000,000     AA+/Aa1        South Dakota Housing Development Authority, 6.0%, 2012..............   $ 5,093,750
  5,000,000     A+/A1          South Dakota State Building Authority Certificate Participation,
                                 Series A, 7.5%, 2016..............................................     5,251,200
  1,255,000     AAA/Aaa        South Dakota State Lease Revenue, Series B, 8.0%, 2005..............     1,531,100
  2,730,000     A+/NR          South Dakota Student Loan Finance Corporation Revenue, 7.7%, 2007...     2,948,400
                                                                                                      -----------
                                                                                                      $14,824,450
                                                                                                      -----------
                               TENNESSEE -- 0.3%
  1,300,000     AAA/Aaa        Madison Suburban Utility District, 5.0%, 2019.......................   $ 1,226,875
                                                                                                      -----------
                               TEXAS -- 3.9%
  2,310,000     AAA/Aaa        Clear Creek Independent School District General Obligation, 0%,
                                 2010..............................................................   $ 1,053,937
  5,000,000     AAA/Aaa        Clear Creek Independent School District General Obligation, 0%,
                                 2011..............................................................     2,143,750
  1,400,000     AAA/Aa1        Dallas General Obligation, 6.125%, 2008.............................     1,498,000
  3,995,000     AAA/Aaa        Euless General Obligation, 5.9%, 2027...............................     4,074,900
  5,000,000     AAA/Aaa        Harris County General Obligation, 0%, 2007..........................     2,775,000
  2,050,000     NR/Aaa         Keller Independent School District General Obligation, 0%, 2010.....       927,625
  3,000,000     AAA/Aaa        Texas Public Finance Authority Building Revenue, 0%, 2007...........     1,706,250
  5,500,000     AAA/Aaa        Texas Public Finance Authority Building Revenue, 0%, 2008...........     2,935,625
  2,750,000     AAA/Aaa        Texas Public Finance Authority Building Revenue, 0%, 2010...........     1,302,813
     60,000     AA/Aa          Texas State General Obligation, 6.6%, 2008..........................        60,000
                                                                                                      -----------
                                                                                                      $18,477,900
                                                                                                      ------------
                               UTAH -- 4.7%
  2,500,000     AAA/Aaa        St. George Water Revenue, Series A, 5.85%, 2020.....................   $ 2,578,125
    460,000     AA/Aa          Utah Housing Finance Agency Revenue, 8.625%, 2014++.................       476,460
    910,000     NR/Aa          Utah Housing Finance Agency Revenue, 5.95%, 2011++..................       926,400
  1,000,000     AA-/Aa         Utah Intermountain Power Agency Revenue, 7.5%, 2021.................     1,080,000
  1,270,000     AA/Aa          Utah Intermountain Power Agency Revenue, 5.0%, 2016.................     1,185,863
  3,010,000     A+/Aa          Utah Intermountain Power Agency Revenue, 5.0%, 2018.................     2,784,250
  8,940,000     AA-/Aa         Utah Intermountain Power Agency Revenue, 7.75%, 2020................     9,789,300
  3,480,000     AA/NR          Weber County Municipal Building Authority Revenue, 5.75%, 2019......     3,497,400
                                                                                                      -----------
                                                                                                      $22,317,798
                                                                                                      -----------
                               VERMONT -- 0.4%
  2,000,000     AAA/Aaa        Vermont Muni Bond Bank, 5.5%, 2025..................................   $ 1,997,500
                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

               S & P/
               Moody's
 Principal     Ratings
   Amount    (Unaudited)                                                                                   Value
------------------------------------------------------------------------------------------------------------------
                              VIRGINIA -- 4.5%
$2,700,000     AA/Aa          Chesapeake Water & Sewer General Obligation, Series A, 5.375%,
                                2014..............................................................    $  2,720,250
 1,750,000     A+/A1          Chesapeake Water & Sewer System Revenue, 6.5%, 2012.................       1,903,125
 4,685,000     A+/A1          Chesapeake Water & Sewer System Revenue, 6.4%, 2017.................       5,036,375
 1,750,000     NR/A           Harrisonburg Redevelopment & Housing Authority Revenue, 6.5%,
                                2014..............................................................       1,848,437
 4,485,000     AAA/Aaa        Norfolk Water Revenue, 5.9%, 2025...................................       4,658,794
 1,180,000     AAA/Aaa        Virginia Housing Development Authority, Series D, 5.6%, 2012........       1,184,425
 1,000,000     AA/Aa          Virginia State Resources Authority Water System Revenue, 5.25%,
                                2013..............................................................         980,000
 1,255,000     AA/Aa          Virginia State Resources Authority Water & Sewer System Revenue,
                                5.25%, 2013.......................................................       1,229,900
 2,000,000     AA/Aa          Virginia State Transportation Board Revenue, U.S. Route 58
                                Corridor, 5.25%, 2012.............................................       1,995,000
                                                                                                      ------------
                                                                                                      $ 21,556,306
                                                                                                      ------------
                              WASHINGTON -- 5.4%
 2,000,000     A+/A1          Chelan County Public Utility District Revenue, 9.3%, 2062...........    $  2,187,500
 2,820,000     AAA/Aaa        Clark County Public Utility District #1 Water Revenue, 5.5%, 2015...       2,841,150
 3,235,000     NR/A           King County Vashon Island School District General Obligation,
                                6.65%, 2012.......................................................       3,518,063
 1,000,000     AAA/Aaa        King & Snohomish County School District #417 Northshore General
                                Obligation, 5.75%, 2014...........................................       1,015,000
 5,000,000     NR/A           Lynnwood Water & Sewer Revenue, 7.7%, 2013..........................       5,450,000
 3,500,000     A+/Aaa         Snohomish County Public Utility District Revenue,
                                6.8%, Prerefunded, 2020*..........................................       4,178,125
 2,250,000     AAA/Aaa        Snohomish County School District #6 General Obligation, 5.7%,
                                2011..............................................................       2,373,750
 4,000,000     AA/Aa          Washington State Public Power Supply System Revenue, Series A,
                                6.5%, 2015........................................................       4,230,000
                                                                                                      ------------
                                                                                                      $ 25,793,588
                                                                                                      ------------
                              WEST VIRGINIA -- 0.2%
 1,000,000     A+/Aa1         West Virginia State Housing Development, 7.05%, 2024................    $  1,058,750
                                                                                                      ------------
                              WISCONSIN -- 0.8%
 3,600,000     AA+/Aa2        Milwaukee Local District Heating Facility Revenue, 6.85%, 2021......    $  3,933,000
                                                                                                      ------------
                              WYOMING -- 2.2%
 9,750,000     AA/Aa          Wyoming Community Development Authority Revenue, Series B, 7.05%,
                                2033..............................................................    $ 10,335,000
                                                                                                      ------------
                                TOTAL INVESTMENT IN TAX-EXEMPT SECURITIES
                                  (Cost $434,222,169)(a)..........................................    $473,136,737
                                                                                                      ------------
                              TAX-EXEMPT MONEY MARKET MUTUAL FUND -- 0.7%
 3,377,712                    Lehman Brothers Munifund (Cost $3,377,712)..........................    $  3,388,530
                                                                                                      ------------
                              TOTAL INVESTMENT IN SECURITIES -- 100% (Cost $437,599,881)..........    $476,525,267
                                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)


    + The concentration of investments by type of obligation / market sector is as follows:
        General Obligation                                                11.1%
        Escrowed in U.S. Government Securities                             9.8%
        Revenue Bonds:
            Education Revenue                                              8.8%
            Water & Sewer Revenue                                         14.5%
            Hospital Revenue                                               5.1%
            Housing Revenue                                                7.5%
            Miscellaneous                                                 13.9%
            Pollution Control Revenue                                      9.0%
            Power Revenue                                                 14.7%
            Transportation Revenue                                         5.6%

   ++ A portion of the bond was called on January 2, 1996.
    * Prerefunded bonds have been collateralized by U.S. Treasury securities, which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
   ** When-issued securities.
    # Represents ratings assigned by the investment adviser.
   NR Not rated.



  (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of
      $434,222,169 was as follows:
      Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost........................................................................................  $38,922,887
      Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over
      value...........................................................................................       (8,319)
                                                                                                        -----------
      Net unrealized gain.............................................................................  $38,914,568
                                                                                                        ===========
  Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 aggregated $161,397,349 and $177,753,081, respectively.

  The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

BALANCE SHEET
December 31, 1995


ASSETS:
Investment in securities, at value (including temporary cash investment of $3,388,530)
  (Cost $437,599,881; see Schedule of Investments and Note 1)......................................  $476,525,267
Cash...............................................................................................       184,241
Receivables --
  Investment securities sold.......................................................................     4,997,054
  Trust shares sold................................................................................       353,211
  Interest.........................................................................................     8,260,113
Other..............................................................................................        46,791
                                                                                                     ------------
        Total assets...............................................................................  $490,366,677
                                                                                                     ------------
LIABILITIES:
Payables --
  Investment securities purchased..................................................................  $ 10,372,599
  Trust shares repurchased.........................................................................       322,700
  Dividends........................................................................................       556,637
Due to affiliates (Notes 2, 3 and 4)...............................................................       415,821
Accrued expenses...................................................................................        46,447
                                                                                                     ------------
        Total liabilities..........................................................................  $ 11,714,204
                                                                                                     ------------
NET ASSETS:
Paid-in capital (Note 1)...........................................................................  $437,309,664
Accumulated undistributed net investment income (Note 1)...........................................        81,771
Accumulated net realized gain on investments (Note 1)..............................................     2,346,470
Net unrealized gain on investments (Note 1)........................................................    38,914,568
                                                                                                     ------------
        Total net assets...........................................................................  $478,652,473
                                                                                                     ============
NET ASSET VALUE PER SHARE:
Class A -- (based on $476,583,687 / 38,559,529 shares of beneficial interest outstanding --
  unlimited number of shares authorized)...........................................................  $      12.36
                                                                                                     ============
Class B -- (based on $2,068,786 / 168,117 shares of beneficial interest outstanding --
  unlimited number of shares authorized)...........................................................  $      12.31
                                                                                                     ============
MAXIMUM OFFERING PRICE:
  Class A..........................................................................................  $      12.94
                                                                                                     ============

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995


INVESTMENT INCOME (NOTE 1):
  Interest..........................................................................................  $29,364,669
                                                                                                      -----------
EXPENSES:
  Management fees (Note 2)..........................................................................  $ 2,153,083
  Distribution fees (Note 4)
    Class A.........................................................................................    1,164,136
    Class B.........................................................................................        6,465
  Transfer agent fees (Note 3)
    Class A.........................................................................................      563,188
    Class B.........................................................................................        1,228
  Registration fees.................................................................................       15,443
  Professional fees.................................................................................       75,080
  Accounting (Note 2)...............................................................................      120,610
  Custodian fees....................................................................................       64,953
  Printing..........................................................................................       21,675
  Fees and expenses of nonaffiliated trustees.......................................................       32,030
  Miscellaneous.....................................................................................       31,829
                                                                                                      -----------
    Total expenses..................................................................................  $ 4,249,720
    Less fees paid indirectly (Note 5)..............................................................      (74,253)
                                                                                                      -----------
    Net expenses....................................................................................  $ 4,175,467
                                                                                                      -----------
      Net investment income.........................................................................  $25,189,202
                                                                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (Note 1).........................................................  $ 6,422,224
  Change in net unrealized gain on investments......................................................   40,976,623
                                                                                                      -----------
    Net gain on investments.........................................................................  $47,398,847
                                                                                                      -----------
      Net increase in net assets resulting from operations..........................................  $72,588,049
                                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                                                                         1995            1994
                                                                                     ------------    ------------
FROM OPERATIONS:
  Net investment income..........................................................    $ 25,189,202    $ 26,381,175
  Net realized gain (loss) on investments........................................       6,422,224        (714,287)
  Change in net unrealized gain (loss) on investments............................      40,976,623     (59,207,615)
                                                                                     ------------    ------------
    Net increase (decrease) in net assets resulting from operations..............    $ 72,588,049    $(33,540,727)
                                                                                     ------------    ------------
EQUALIZATION:
  Net undistributed investment income included in price of shares sold,
    net of shares repurchased....................................................    $         --    $     11,837
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($0.64 and $0.64 per share, respectively)............................    $(25,080,462)   $(26,474,942)
    Class B ($0.34 and $0.00 per share, respectively)............................         (26,969)             --
  In excess of net investment income
    Class A ($0.00 and $0.00 per share, respectively)............................              --         (46,964)
  From net realized gain on investments
    Class A ($0.09 and $0.00 per share, respectively)............................      (3,347,799)       (131,360)
    Class B ($0.09 and $0.00 per share, respectively)............................         (13,668)             --
                                                                                     ------------    ------------
  Decrease in net assets resulting from distributions to shareholders............    $(28,468,898)   $(26,653,266)
                                                                                     ------------    ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from sale of shares...............................................    $ 28,103,875    $ 38,464,474
  Net asset value of shares issued to shareholders in reinvestment of
    dividends....................................................................      21,206,358      19,611,787
  Cost of shares repurchased.....................................................     (67,438,178)    (77,723,460)
                                                                                     ------------    ------------
  Decrease in net assets resulting from trust share transactions.................    $(18,127,945)   $(19,647,199)
                                                                                     ------------    ------------
  Net increase (decrease) in net assets..........................................    $ 25,991,206    $(79,829,355)
NET ASSETS:
  Beginning of year..............................................................     452,661,267     532,490,622
                                                                                     ------------    ------------
  End of year (including accumulated undistributed/(distributions in excess of)
    net investment income of $81,771 and $(46,964), respectively)................    $478,652,473    $452,661,267
                                                                                     ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                 Year Ended                    Year Ended
                                                             December 31, 1995             December 31, 1994
                                                         --------------------------    --------------------------
                                                           Shares         Amount         Shares         Amount
                                                         ----------    ------------    ----------    ------------
CLASS A
Shares sold............................................   2,167,447    $ 25,951,665     3,231,068    $ 38,464,474
Shares issued to shareholders in reinvestment
  of distributions.....................................   1,760,794      21,173,125     1,674,702      19,611,787
Less shares repurchased................................  (5,649,088)    (67,282,382)   (6,630,251)    (77,723,460)
                                                         ----------    ------------    ----------    ------------
Net decrease...........................................  (1,720,847)   $(20,157,592)   (1,724,481)   $(19,647,199)
                                                         ==========    ============    ==========    ============
CLASS B*
Shares sold............................................     178,241    $  2,152,210
Shares issued to shareholders in reinvestment
  of distributions.....................................       2,730          33,233
Less shares repurchased................................     (12,854)       (155,796)
                                                         ----------    ------------
Net increase...........................................     168,117    $  2,029,647
                                                         ==========    ============

*Class B shares were first publicly offered on April 28, 1995.


   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
For the Periods Presented
                                                                           For the Years Ended December 31
                                                    ------------------------------------------------------------------------------
                                                        1995         1994     1993(a)      1992       1991       1990       1989
                                                    ------------   --------   --------   --------   --------   --------   --------
CLASS A
Net asset value, beginning of year................    $  11.24     $  12.68   $  12.08   $  11.99   $  11.52   $  11.47   $  11.17
                                                      --------     --------   --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
 Net investment income............................    $   0.64     $   0.64   $   0.67   $   0.71   $   0.74   $   0.76   $   0.79
 Net realized and unrealized gain (loss) on
   investments....................................        1.21        (1.44)      0.87       0.31       0.65       0.06       0.31
                                                      --------     --------   --------   --------   --------   --------   --------
   Total increase (decrease) from investment
    operations....................................    $   1.85     $  (0.80)  $   1.54   $   1.02   $   1.39   $   0.82   $   1.10

Distributions to shareholders from:
 Net investment income............................       (0.64)       (0.64)     (0.67)     (0.71)     (0.74)     (0.76)     (0.80)
 Net realized gain................................       (0.09)        0.00      (0.27)     (0.22)     (0.18)     (0.01)        --
                                                      --------     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net asset value........    $   1.12     $  (1.44)  $   0.60   $   0.09   $   0.47   $   0.05   $   0.30
                                                      --------     --------   --------   --------   --------   --------   --------
Net asset value, end of year......................    $  12.36     $  11.24   $  12.68   $  12.08   $  11.99   $  11.52   $  11.47
                                                      ========     ========   ========   ========   ========   ========   ========
Total return*.....................................       16.84%       (6.38%)    12.98%      8.73%     12.49%      7.40%     10.12%
Ratio of net operating expenses to average net
 assets...........................................        0.91%+       0.91%      0.86%      0.87%      0.87%      0.78%      0.63%
Ratio of net investment income to average net
 assets...........................................        5.37%+       5.37%      5.37%      5.80%      6.26%      6.69%      6.96%
Portfolio turnover rate...........................       35.06%          55%        58%        62%        56%        40%        54%
Net assets, end of year (in thousands)............    $476,584     $452,661   $532,491   $466,586   $408,990   $362,887   $357,388

Ratios assuming reduction for fees paid
 indirectly:
 Net operating expenses...........................        0.89%          --         --         --         --         --         --
 Net investment income............................        5.39%          --         --         --         --         --         --


                                                      For the Years Ended December 31
                                                    ----------------------------------
                                                        1988         1987       1986
                                                    ------------   --------   --------
CLASS A
Net asset value, beginning of year................    $  10.70     $  11.69   $  10.81
                                                      --------     --------   --------
Increase (decrease) from investment operations:
 Net investment income............................    $   0.80     $   0.80   $   0.86
 Net realized and unrealized gain (loss) on
   investments....................................        0.47        (0.98)      1.52
                                                      --------     --------   --------
   Total increase (decrease) from investment
    operations....................................    $   1.27     $  (0.18)  $   2.38

Distributions to shareholders from:
 Net investment income............................       (0.80)       (0.81)     (0.86)
 Net realized gain................................          --           --      (0.64)
                                                      --------     --------   --------
Net increase (decrease) in net asset value........    $   0.47     $  (0.99)  $   0.88
                                                      --------     --------   --------
Net asset value, end of year......................    $  11.17     $  10.70   $  11.69
                                                      ========     ========   ========
Total return*.....................................       12.25%       (1.56%)    22.67%
Ratio of net operating expenses to average net
 assets...........................................        0.64%        0.63%      0.61%
Ratio of net investment income to average net
 assets...........................................        7.26%        7.24%      7.30%
Portfolio turnover rate...........................          73%          89%       153%
Net assets, end of year (in thousands)............    $324,116     $307,266   $307,266

Ratios assuming reduction for fees paid
 indirectly:
 Net operating expenses...........................       --           --         --
 Net investment income............................       --           --         --


                                                     April 28,
                                                      1995 to
                                                    December 31,
                                                        1995
                                                    ------------
CLASS B***
 Net asset value, beginning of period.............    $  11.81
Increase from investment operations:                  --------
 Net investment income............................    $   0.35
 Net realized and unrealized gain on
   investments....................................        0.58
                                                      --------
   Total increase from investment operations......    $   0.93
Distributions to shareholders from:
 Net investment income............................       (0.34)
 Net realized gain................................       (0.09)
                                                      --------
Net increase in net asset value...................    $   0.50
                                                      --------
Net asset value, end of period....................    $  12.31
                                                      ========
Total return*.....................................        7.94%
Ratio of net operating expenses to average net
 assets...........................................        1.72%**+
Ratio of net investment income to average net
 assets...........................................        4.38%**+
Portfolio turnover rate...........................       35.06%
Net assets, end of period (in thousands)..........    $  2,069
Ratios assuming reduction for fees paid
 indirectly:
 Net operating expenses...........................        1.65%**
 Net investment income............................        4.45%**


(a) Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.

  + Ratios assuming no reduction for fees paid indirectly.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

*** Class B shares were first publicly offered on April 28, 1995.

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

1. Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of income exempt from regular federal income tax as possible, consistent with preservation of capital.

    The Board of Trustees has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 28, 1995. Shares issued and outstanding prior to April 28, 1995 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995 (CONTINUED)

    The Fund has reclassified $46,964 from paid-in capital to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. Trust Shares -- The Fund records sales and repurchases of trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $186,259 in underwriting commissions on the sale of the Fund's trust shares during the year ended December 31, 1995. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

    D. Class Allocations -- Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

    Prior to December 1, 1995, management fees were calculated at annual rates of 0.50% of the Fund's average daily net assets up to $100 million; 0.48% of the next $100 million; 0.46% of the next $100 million; 0.44% of the next $100 million; 0.42% of the next $100 million; and 0.40% of the excess over $500 million.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $37,534 and $18,152 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $54,329 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate, respectively, PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributa-

PIONEER TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995 (CONTINUED)

ble to Class B shares. Included in due to affiliates is $305,806 in distribution fees payable to PFD at December 31, 1995.

    In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1995, CDSC in the amount of $275 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $74,253 under such arrangements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER TAX-FREE INCOME FUND:

  We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the years ended December 31, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the eight years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1996

PIONEER TAX-FREE INCOME FUND

TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
                                                                                  DISTRIBUTIONS PER SHARE FROM:
                                                                               ------------------------------------
                                                                                NET INVESTMENT        NET REALIZED
                                                                                    INCOME                GAIN
                                                                               -----------------     --------------
                                                                               CLASS      CLASS
                             PAYMENT DATE                                        A          B
                             ------------                                      ------     ------
                             Jan. 31, 1995...................................  $0.060     $   --         $    --
                             Feb. 28, 1995...................................   0.060         --              --
                             Mar. 31, 1995...................................   0.056         --              --
                             Apr. 28, 1995...................................   0.054         --              --
                             May 31, 1995....................................   0.053      0.042              --
                             June 30, 1995...................................   0.051      0.041              --
                             July 31, 1995...................................   0.051      0.041              --
                             Aug. 31, 1995...................................   0.051      0.041              --
                             Sept. 29, 1995..................................   0.051      0.041              --
                             Oct. 31, 1995...................................   0.051      0.041              --
                             Nov. 30, 1995...................................   0.051      0.043              --
                             Dec. 31, 1995...................................   0.054      0.046          0.0875
                                                                               ------     ------         -------
                                 TOTAL.......................................  $0.643     $0.336         $0.0875
                                                                               ======     ======         =======


Of the $0.643 per share distributed by Class A, 99.37% is tax-exempt.

Of the $0.336 per share distributed by Class B, 97.63% is tax-exempt.

For purposes of the dividend exclusion, none of the $0.643 and $0.336 per share for Class A and Class B, respectively, qualifies for the exclusion.

The Fund hereby designates $4,944,621 as a capital gain dividend for the purposes of the dividend paid deduction.



PIONEER TAX-FREE INCOME FUND

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

  The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1995 was approximately $25,000, plus expenses incurred in attending trustees meetings of approximately $6,700. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1995, the trustees and officers of the Fund owned beneficially 1,921 Class A shares of the Fund (approximately 0% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.